Equipment (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Prepaid Expenses And Other Current Assets
Prepaid insurance	$ 23,687	$ 422,991
Prepaid excise return	5,161	7,404
Prepayment	54,636	1,100
Inventory in transit	77,933
Other receivables		25,100
Total prepaid expenses and other current assets	161,417	456,595
Equipment	312,206	242,526
Less: accumulated depreciation	(197,400)	(156,413)
Equipment, net	$ 114,806	$ 86,113